Exhibit 10.1


                                                                 EXECUTION COPY

                     FIFTH AMENDMENT TO THE CREDIT AGREEMENT

                                                      Dated as of April 7, 2006

         FIFTH AMENDMENT TO THE CREDIT AGREEMENT (this "AMENDMENT") among BUILDING MATERIALS CORPORATION OF AMERICA, a Delaware corporation (the "BORROWER"), each guarantor party to the Subsidiary Guaranty referred to below (the "GUARANTORS"), the undersigned banks, financial institutions and other institutional lenders party hereto (collectively, the "LENDERS" and each a "LENDER"), and CITICORP USA, INC., as collateral monitoring agent and administrative agent for the Lenders (the "ADMINISTRATIVE AGENT").

         PRELIMINARY STATEMENTS:

         (1) Reference is made to the Credit Agreement, dated as of July 9, 2003 (as amended by the First Amendment to the Credit Agreement, dated as of May 7, 2004; the Second Amendment to the Credit Agreement, dated as of July 12, 2004; the Third Amendment to the Credit Agreement, dated as of July 19, 2004; and the Fourth Amendment to the Credit Agreement, dated as of November 5, 2004, and as otherwise amended, supplemented or otherwise modified through the date hereof, the "CREDIT AGREEMENT"), among the Borrower, the lenders from time to time party thereto, the Administrative Agent and Citigroup Global Markets Inc., as lead arranger. Terms defined in the Credit Agreement and not otherwise defined herein are used in this Amendment as defined in the Credit Agreement.

         (2) The Borrower has requested that the Required Lenders agree to amend
Section 2.01(c) of the Credit Agreement to permit the expiration date of Letters of Credit to occur after the Termination Date.

         (3) The Required Lenders are, on the terms and condtions stated below, willing to grant the request of the Borrower, and the Borrower, the Issuing Bank and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

         SECTION 1. Amendments to Credit Agreement. Section 2.01(c) of the Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended by

      (a) deleting the phrase "later than the earlier of 30 days before the Termination Date" in the second sentence thereof and substituting for such phrase the phrase "later than the date agreed to by the Issuing Bank and the Borrower in respect of such Letter of Credit".

      (b)   inserting at the end thereof the following new sentence:

      "The Borrower agrees that, on or prior to the fourteenth day before the Termination Date, the Borrower shall deposit (on terms and conditions reasonably satisfactory to the Issuing Bank) in a collateral account designated by the Issuing Bank an amount equal to 103% of the aggregate Available Amount of all Letters of Credit then outstanding which have an expiration date later than the Termination Date."

         SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when the Administrative Agent shall have received counterparts of (a) this Amendment executed by the Borrower, the Issuing Bank and the Required Lenders or, as to the Issuing Bank or any of the Required Lenders, advice satisfactory to the Administrative Agent that such Required Lender has executed this Amendment and
(b) the consent attached hereto (the "CONSENT") executed by each Guarantor. The effectiveness of this Amendment is conditional upon the accuracy of the factual matters described herein. This amendment is subject to the provisions of Section
8.01 of the Credit Agreement.

         SECTION 3. Representations and Warranties of the Borrower. The Borrower represents and warrants that:

         (a) The representations and warranties contained in each Loan Document are correct in all material respects on and as of the date of this Amendment, as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to a specific date, in which case, as of such specific date.

         (b) No Default has occurred and is continuing on the date hereof.

         SECTION 4. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

         (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therin do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         SECTION 5. Costs and Expenses. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

         SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.


                           [SIGNATURE PAGES TO FOLLOW]

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
         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                     BUILDING MATERIALS CORPORATION OF AMERICA

                                     By /s/ John M. Maitner
                                        ----------------------------------------
                                        Name:  John M. Maitner
                                        Title: Vice President and Treasurer
















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
                                    CITICORP USA, INC., as Administrative Agent,
                                    Issuing Bank and Lender

                                    By /s/ Michael M. Schadt
                                       ----------------------------------------
                                       Name:  Michael M. Schadt
                                       Title: Director
                                              Asset Based Finance




























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
                                     DEUTSCHE BANK TRUST COMPANY AMERICAS

                                     By /s/ Marguerite Sutton
                                        ----------------------------------------
                                        Name:  Marguerite Sutton
                                        Title: Director


                                     By /s/ Evelyn Thierry
                                        ----------------------------------------
                                        Name:  Evelyn Thierry
                                        Title: Vice President






















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
                                    WACHOVIA BANK, NATIONAL ASSOCIATION
                                    (successor by merger to Congress
                                    Financial Corporation)

                                    By /s/ Thomas Grabosky
                                       ----------------------------------------
                                       Name:  Thomas Grabosky
                                       Title: Director
























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
                                     THE CIT GROUP/BUSINESS CREDIT, INC.

                                     By /s/ Evelyn Kusold
                                        ----------------------------------------
                                        Name:  Evelyn Kusold
                                        Title: Vice President

















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
                                     JPMORGAN CHASE BANK, N.A.

                                     By /s/ John M. Hariaczyi
                                        ----------------------------------------
                                        Name:  John M. Hariaczyi
                                        Title: Vice President
























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
                                     GMAC COMMERCIAL FINANCE LLC

                                     By /s/ Daniel J. Murray
                                        ----------------------------------------
                                        Name:  Daniel J. Murray
                                        Title: 1st Vice President


























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
                                     NATIONAL CITY BUSINESS CREDIT, INC.
                                     (formerly National City Commercial
                                     Finance, Inc.)

                                     By /s/ Jason Hanes
                                        ----------------------------------------
                                        Name:  Jason Hanes
                                        Title: Senior Associate
















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
                                     WELLS FARGO FOOTHILL, INC.

                                     By /s/ Juan Barrera
                                        ----------------------------------------
                                        Name:  Juan Barrera
                                        Title: Vice President






















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
                                     GENERAL ELECTRIC CAPITAL CORPORATION

                                     By /s/ Robert M. Kadlick
                                        ----------------------------------------
                                        Name:  Robert M. Kadlick
                                        Title: Duly Authorized Signatory


























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
                                     CONSENT


                                                   Dated as of April 7, 2006


         Each of the undersigned, as Guarantors under the Subsidiary Guaranty dated as of July 9, 2003 (the "GUARANTY") in favor of the Secured Parties (as defined in the Credit Agreement referred to in the foregoing Amendment), hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) the Collateral Documents to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).


                               BMCA INSULATION PRODUCTS INC.
                               BUILDING MATERIALS INVESTMENT CORPORATION
                               BUILDING MATERIALS MANUFACTURING CORPORATION
                               DUCTWORK MANUFACTURING CORPORATION
                               GAF LEATHERBACK CORP.
                               GAF MATERIALS CORPORATION (CANADA)
                               GAF PREMIUM PRODUCTS INC.
                               GAF REAL PROPERTIES, INC.
                               GAFTECH CORPORATION
                               HBP ACQUISITION LLC
                               LL BUILDING PRODUCTS INC.
                               PEQUANNOCK VALLEY CLAIM SERVICE COMPANY, INC. SOUTH PONCA REALTY CORP.
                               WIND GAP REAL PROPERTY ACQUISITION CORP.
                               BMCA QUAKERTOWN INC.


                               By /s/ John M. Maitner
                                  -------------------------------------------
                                  Name:  John M. Maitner
                                  Title: Vice President and Treasurer




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